UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 24, 2007
HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14332	65-0385686

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida	33431

(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code	(561) 998-8000
Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement.
Asset Purchase Agreement for Hollywood Media Corp.’s Sale of the Source Business to West World Media, LLC
     On August 24, 2007, the registrant, Hollywood Media Corp. (“Hollywood Media”), and its wholly-owned subsidiary Showtimes.com, Inc. (“Showtimes”) entered into and simultaneously closed on a definitive asset purchase agreement (the “Purchase Agreement”) with Brett West and West World Media, LLC, a Delaware limited liability company (“West World Media”), pursuant to which Hollywood Media sold substantially all of the assets of its Source business to West World Media for a cash purchase price of $23,000,000 paid to Hollywood Media on the closing date. West World Media is controlled by Brett West, who founded the Source business in 1995 and sold the business to Hollywood Media in 1999. Mr. West served as president of Hollywood Media’s Source business. The purchase price was determined in an arms’ length negotiation between Hollywood Media and West World Media.
     The purchase price is subject to a potential post-closing adjustment which could be an increase or a decrease to the extent that the working capital of the business sold as of the closing date is greater or less than $375,000. Hollywood Media’s expenditures relating to the sale include approximately $1.0 million in estimated state and federal income taxes and approximately $1.7 million in fees and expenses payable to Hollywood Media’s financial and legal advisors. In addition, on August 30, 2007 the Compensation Committee of the Board of Directors of Hollywood Media awarded performance bonuses to certain officers and employees of Hollywood Media in recognition of their respective contributions to the Source business, consisting of (i) $365,000 in cash bonuses, of which $100,000 was awarded to Scott Gomez, Hollywood Media’s Chief Accounting Officer, and the balance of $265,000 was awarded to 13 non-executive officers and employees, and (ii) awards of 105,000 unrestricted shares of Hollywood Media’s common stock, under an existing shareholder approved stock plan, of which 55,000 shares were awarded to Mitchell Rubenstein, Hollywood Media’s Chairman and Chief Executive Officer, and 30,000 shares were awarded to Laurie S. Silvers, Hollywood Media’s President, in each case in lieu of any cash bonus, and 20,000 shares were awarded to Scott Gomez. For additional financial information regarding the sale of the Source business, see the pro forma financial statements filed as Exhibit 99.2 to this Form 8-K.
     In connection with the sale, Hollywood Media and Mr. West agreed to terminate the employment agreement under which Mr. West served as president of Showtimes, effective as of August 24, 2007, the closing date of the sale. The employment agreement was previously filed on March 31, 2006 as an exhibit to Hollywood Media’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
     The Source business includes the CinemaSource, EventSource and ExhibitorAds operations and constituted the remainder of Hollywood Media’s Data Business Division, which previously included our Baseline/StudioSystems business unit until it was sold to The New York Times Company on August 25, 2006. CinemaSource is the largest supplier of movie showtimes data as measured by market share in the United States and Canada. CinemaSource licenses movie showtime listings and other content to customers including newspapers, wireless companies and other media outlets. EventSource compiles and licenses local listings of live events including concerts, sporting events, fairs and shows. ExhibitorAds provides movie exhibitors with newspaper advertising services and other exhibitor marketing services.

     The foregoing summary description of the Purchase Agreement and the termination of Mr. West’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement that is filed as Exhibit 10.1 to this Form 8-K report and the Termination of Employment Agreement that is filed as Exhibit 10.2 to this Form 8-K, which agreements are incorporated by reference in this Item of this Form 8-K report.
Item 1.02 Termination of a Material Definitive Agreement.
     The information in Item 1.01 above is hereby incorporated by reference into this Item 1.02 to report the termination of the employment agreement with Brett West.
SECTION 2 — FINANCIAL INFORMATION
Item 2.01 Completion of Acquisition or Disposition of Assets.
Hollywood Media’s Sale of the Source Business to West World Media
     The information in Item 1.01 above is hereby incorporated by reference into this Item 2.01 to report the sale of substantially all of the assets of the Source business.
SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The information in Item 1.01 above is hereby incorporated by reference into this Item 2.01 to report the performance bonuses awarded to certain officers of Hollywood Media.
SECTION 8 — OTHER EVENTS
Item 8.01 Other Events.
     On August 27, 2007, a press release was issued announcing the sale transaction described in Item 1.01 of this Form 8-K, and such press release is filed herewith as Exhibit 99.1 hereto.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
     (b) Pro forma financial information.
     The unaudited pro forma financial statements filed as Exhibit 99.2 hereto are incorporated herein by reference. The unaudited pro forma condensed consolidated balance sheet and statements of operations filed in Exhibit 99.2 herewith are presented for illustrative purposes only to show the effect of the sale of the assets of the Source business, as a discontinued operation, on the historical financial position and results of operations of Hollywood Media. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2007, has been prepared to reflect the sale of the assets of the Source business as if it had taken place on June 30, 2007, and is not necessarily indicative of the financial position of Hollywood Media had such sale occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2007 and 2006 and the fiscal years ended December 31, 2006, 2005 and 2004 have been prepared assuming that the sale of the assets of the Source business occurred as of January 1 of each such year and are not necessarily indicative of the results of operations for future periods or the results that actually would have been realized if the assets of the Source business had been sold as of January 1 of each such year. The unaudited pro forma financial statements are based on certain assumptions and adjustments described in the notes to the unaudited pro forma financial statements and should be read in conjunction with the financial statements and related notes filed in Hollywood Media’s Form 10-Q for the quarter ended June 30, 2007 and Form 10-K for the year ended December 31, 2006.

(d)	Exhibits.

10.1	Asset Purchase Agreement, dated as of August 24, 2007, by and among Hollywood Media Corp., Showtimes.com, Inc., Brett West and West World Media, LLC.

10.2	Termination of Employment Agreement, dated as of August 24, 2007, by and among Showtimes.com, Inc., Brett West and Hollywood Media Corp.

99.1	Press Release dated August 27, 2007 (“Hollywood Media Corp. Announces the Sale of its Source Business”).

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Hollywood Media Corp. as of June 30, 2007; Unaudited Pro Forma Condensed Consolidated Statements of Operations of Hollywood Media Corp. for the Six Months Ended June 30, 2007 and 2006 and the Fiscal Years Ended December 31, 2006, 2005 and 2004.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD MEDIA CORP.
By:	/s/ Mitchell Rubenstein
Mitchell Rubenstein
Chief Executive Officer

Date: August 30, 2007

Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of August 24, 2007, by and among Hollywood Media Corp., Showtimes.com, Inc., Brett West and West World Media, LLC.

10.2	Termination of Employment Agreement, dated as of August 24, 2007, by and among Showtimes.com, Inc., Brett West and Hollywood Media Corp.

99.1	Press Release dated August 27, 2007 (“Hollywood Media Corp. Announces the Sale of its Source Business”).

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Hollywood Media Corp. as of June 30, 2007; Unaudited Pro Forma Condensed Consolidated Statements of Operations of Hollywood Media Corp. for the Six Months Ended June 30, 2007 and 2006 and the Fiscal Years Ended December 31, 2006, 2005 and 2004.